                          LB Commercial Mortgage Trust
                 Commercial Mortgage Pass-Through Certificates,

                                 Series 1998-C1

                                 $1,775,167,073

                                  (Approximate)
                                  Certificates



                                [GRAPHIC OMITTED]

                   % of Mortgage Pool by Cut-off Date Balance



                                 Lehman Brothers


                                                                       Page 1/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          LB Commercial Mortgage Trust
          Commercial Mortgage Pass-Through Certificates, Series 1998-C1

                                 (LBCMT 1998-C1)

--------------------------------------------------------------------------------
        ----------------------------------------------
                   Class A-1
                    Aaa/AAA
        ---------------------------------
                   Class A-2
                    Aaa/AAA
        ---------------------------------
                   Class A-3                Class IO
                    Aaa/AAA                 Aaa/AAA
        ---------------------------------
                    Class B
                     Aa2/AA
        ---------------------------------
                    Class C
                      A2/A
        ---------------------------------
                    Class D
                    Baa2/BBB
        ---------------------------------
                    Class E
                   Baa3/BBB-
        ---------------------------------
                    Class F
        ---------------------------------
                    Class G
        ---------------------------------
                    Class H
        ---------------------------------
                    Class J
        ---------------------------------
                    Class K
        ---------------------------------
                    Class L
        ---------------------------------
                    Class M
        ----------------------------------------------
--------------------------------------------------------------------------------

=================================================================================================================================
                Original                                                              Avg         Principal          Legal
 Class            Face               Rating (M/D)       Description     Coupon      Life (1)      Window (1)         Status
---------------------------------------------------------------------------------------------------------------------------------
  A-1                                  Aaa/AAA                                                                       Public
---------------------------------------------------------------------------------------------------------------------------------
  A-2                                  Aaa/AAA                                                                       Public
---------------------------------------------------------------------------------------------------------------------------------
  A-3                                  Aaa/AAA                                                                       Public
---------------------------------------------------------------------------------------------------------------------------------
   IO                                  Aaa/AAA            WAC IO                                                     Public
---------------------------------------------------------------------------------------------------------------------------------
   B                                    Aa2/AA                                                                       Public
---------------------------------------------------------------------------------------------------------------------------------
   C                                     A2/A                                                                        Public
---------------------------------------------------------------------------------------------------------------------------------
   D                                   Baa2/BBB                                                                      Public
---------------------------------------------------------------------------------------------------------------------------------
   E                                  Baa3/BBB-                                                                      Public
---------------------------------------------------------------------------------------------------------------------------------
   F                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   G                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   H                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   J                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   K                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   L                                 Not Offered                         (4)                                      Private, 144A
---------------------------------------------------------------------------------------------------------------------------------
   M                                 Not Offered                         (4)                                      Private, 144A
=================================================================================================================================
 Total
=================================================================================================================================

(1) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date.

(2)   Represents notional amount on Class IO.

(3)   Represents average life of related principal notional amounts on Class IO.

(4) Pass-through Rate will equal the lesser of the applicable rate set forth above and the Weighted Average Net Mortgage Rate.

Rating Agencies:           Duff & Phelps and Moody's
Trustee:                   LaSalle National Bank
Master Servicer:           GMAC Commercial Mortgage Corporation
Special Servicer:          GMAC Commercial Mortgage Corporation

Closing Date:              On or about March 11, 1998 (40 days accrued interest)


                                                                       Page 2/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Cut-off Date:                February 1, 1998.

ERISA: Classes A-1, A-2, A-3 and IO are expected to be eligible for Lehman's individual prohibited transaction exemptions with respect to ERISA.

SMMEA: Classes A-1, A-2, A-3, B and IO are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 18th of each month or, if such date is not a business day, then the following business day, commencing March 18, 1998.

The Class IO:                The Class IO is comprised of fourteen components,
                             one relating to each class of Principal Balance
                             Certificates.

Optional Call:               1% Clean-up Call.

Collateral:                  The Certificates are backed by 261 mortgage loans
                             secured by first liens on 288 commercial and multifamily properties, such mortgage loans having been originated by an affiliate of Lehman Brothers, or its approved conduit originators.

Offering Highlights

      o Newly Originated Collateral. The collateral consists of 261 Mortgage Loans with a principal balance (as of February 1, 1998) of approximately $1.775 billion.

      o Call Protection. 100% of the Mortgage Loans contain call protection provisions. 98% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; or/and
            iii) percentage penalty. The weighted average lockout and defeasance periods for all loans is 8.9 years. The Mortgage Loans are generally prepayable without penalty between three to six months from Mortgage Loan maturity.

================================================================================================================================
                           Type of Call Protection                                     # of Loans             % of Balance
--------------------------------------------------------------------------------------------------------------------------------
            Lockout (weighted average 60 months), then Defeasance                         179                     71.5
--------------------------------------------------------------------------------------------------------------------------------
     Lockout (weighted average 56 months), then Yield Maintenance("YM")*                   66                     21.3
--------------------------------------------------------------------------------------------------------------------------------
       Lockout (weighted average 68 months), then declining penalties                      11                      4.2
--------------------------------------------------------------------------------------------------------------------------------
  Lockout (weighted average 60 months), then YM*, then declining penalties                  3                      0.9
--------------------------------------------------------------------------------------------------------------------------------
                          Declining penalties only                                          2                      2.0
================================================================================================================================

* 97.1% of such Mortgage Loans provide for yield maintenance prepayment premiums that are calculated at a discount rate of Treasuries flat.

      o     No loan delinquent 30 days or more as of the Cut-off Date.

      o     $6.8mm average loan balance as of the Cut-off Date.

      o 1.34x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date).

      o     73.2% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

      o Property Types. 44.8% Retail (79.9% Anchored and 20.1% Unanchored), 24.8% Multifamily, 16.3% Office, 6.3% Hotel, 5.5%
            Industrial/Warehouse and 1.3% Health Care.

      o Geographic Diversification. Texas (10.2%), Florida (9.4%), New York (8.4%), California (8.0%), Maryland (5.7%), Pennsylvania (5.7%); all other states less than 5% each.

      o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy to the extent delivered by borrowers, will be available to Certificateholders.

      o     Cash Flows will be Modeled on BLOOMBERG.

      (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance."))


                                                                       Page 3/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

MORTGAGE LOANS:              The collateral consists of an approximately
                             $1.775 billion pool of 261 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 36 different states. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.603% and a weighted average maturity ("WAM") of 131 months
                             (based upon the anticipated repayment date of ARD loans).

                             See the Collateral Summary tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT:          Credit enhancement for each class of Certificates
                             will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:               Principal and interest payments will generally be
                             made to Certificateholders in the following order:

                             1) Interest to the Senior Classes: Class A-1, Class A-2, Class A-3 and Class IO, pro rata,

                             2) Principal to Class A-1 until such Class is retired,*

                             3) Principal to Class A-2 until such Class is retired,*

                             4) Principal to Class A-3 until such Class is retired,*

                             5) Interest to Class B, then Principal to Class B until such Class is retired,

                             6) Interest to Class C, then Principal to Class C until such Class is retired,

                             7) Interest to Class D, then Principal to Class D until such Class is retired,

                             8) Interest to Class E, then Principal to Class E until such Class is retired,

                             9) Interest and Principal to the Private Classes, sequentially.

                             * Pro rata if Classes B through M are
                             retired.

REALIZED LOSSES:             Realized Losses from any Mortgage Loan will be
                             allocated in reverse sequential order (i.e. Classes
                             M, L, K, J, H, G, F, E, D, C, B and then pro-rata to Classes A-1, A-2, and A-3).

APPRAISAL REDUCTIONS:        With respect to certain Mortgage Loans as to which
                             an appraisal is required (including any Mortgage
                             Loan that becomes 60 days delinquent), an Appraisal
                             Reduction Amount may be created, in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related
                             Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the amount of any P&I
                             Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage
                             Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made whole.

PREPAYMENT PREMIUMS (% represents % of Cut-off Date Balance):

====================================================================================================================================
   Prepayment      2/98      2/99       2/00      2/01       2/02       2/03      2/04       2/05      2/06       2/07       2/08
     Premium
------------------------------------------------------------------------------------------------------------------------------------
    Lock-out      98.0%      98.0%     95.2%      80.3%     29.5%      24.8%      21.1%     13.8%      11.0%      9.6%       1.7%
------------------------------------------------------------------------------------------------------------------------------------
   Defeasance                           2.4%      14.5%     50.5%      49.0%      49.2%     47.4%      48.3%     44.0%      17.6%
------------------------------------------------------------------------------------------------------------------------------------
       YM                               0.1%      3.0%      16.3%      16.8%      18.4%     16.6%      18.0%     15.7%       3.6%
------------------------------------------------------------------------------------------------------------------------------------
       5%                               0.2%      0.2%       0.4%       1.4%                           0.2%
------------------------------------------------------------------------------------------------------------------------------------
       4%                                                    0.2%       0.6%      1.4%                            0.2%       0.2%
------------------------------------------------------------------------------------------------------------------------------------
       3%          2.0%      1.1%       1.1%                 1.2%       1.0%      0.6%       1.9%
------------------------------------------------------------------------------------------------------------------------------------
       2%                    0.9%                 1.1%       1.1%       1.2%      1.0%       1.6%      2.1%       0.5%
------------------------------------------------------------------------------------------------------------------------------------
       1%                               0.9%      0.9%       0.9%                 1.2%       1.1%      2.7%       2.3%       0.8%
------------------------------------------------------------------------------------------------------------------------------------
      Open                                                                        1.8%                           10.0%       0.3%
====================================================================================================================================
     Matured                                                            5.2%      5.2%      17.6%      17.6%     17.6%      75.6%
====================================================================================================================================
      Total       100.0%   100.0%      100.0%   100.0%     100.0%     100.0%    100.0%     100.0%     100.0%    100.0%     100.0%
====================================================================================================================================

*Note that Prepayment Premiums generally end prior to the last three to six months before the Mortgage Loan's maturity date.


                                                                       Page 4/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ALLOCATION OF PREPAYMENT PREMIUMS:

                             All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through F, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and
                             (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO. The Discount Rate Fraction for Classes A through F is defined as:

                                  (Coupon on Class - Reinvestment Yield) /
                                  (Coupon on Mortgage Loan - Reinvestment Yield)

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

                             The Yield Maintenance formulas for the Mortgage Loans are calculated based upon various methods. Under one method, the Yield Maintenance prepayment premium will be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

                             General Yield Maintenance Example:

                             Assuming the structure presented on pages 3 and 4 of this memo and the following assumptions:

                             Mortgage Loan Characteristics of loan being prepaid*:

                 Balance                   $10,000,000
                 Coupon                    8.0%
                 Maturity                  10 yrs (February 1, 2008)
                 Amortization Term         30 yrs
                 Prepayment Date           3/1/98
                 Prepayment Premium Type   Yield Maintenance (Treasuries flat)

                             Certificate Characteristics

                 Class A-1 Coupon          6.00%

* The Yield Maintenance formula for certain Mortgage Loans may result in a lower Yield Maintenance prepayment premium than set forth in this example.

===============================================================================================================================
                                                                 Mortgage              Class A-1                Class IO
                                                                   Loan               Certificates            Certificates
===============================================================================================================================
Amount of Principal Prepayment                                 $10,000,000            $10,000,000                 N/A
-------------------------------------------------------------------------------------------------------------------------------
Maturity Date of the Mortgage Loan                               2/01/08
Number of Payments (1)                                             120
-------------------------------------------------------------------------------------------------------------------------------
Treasury Note used for Reinvestment Yield (2)                  7.875% 11/07
Treasury Yield (CBE)                                              5.563%
Reinvestment Yield (Mtg) (3)                                      5.500%
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Rate                                                     8.00%
Payment Differential ($ per month) (4)                          $20,833.33
-------------------------------------------------------------------------------------------------------------------------------
Certificate Pass-Through Rate                                                            6.00%
-------------------------------------------------------------------------------------------------------------------------------
Total Prepayment Premium                                        $1,919,658
-------------------------------------------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation                                                  (6.00% - 5.500%) /           excess
(Class A-1 Coupon - Reinvestment Yield) /                                           (8.00% - 5.500%) =         prepayment
(Gross Mortgage Rate - Reinvestment Yield) =                                            0.5 / 2.5 =             premiums
-------------------------------------------------------------------------------------------------------------------------------
$ Premium allocated to each class                                                     $383,931.60            $1,535,726.40
===============================================================================================================================

      (1) The number of payments to discount for yield maintenance prepayment premium computation.
      (2) The yield on the treasury note with a maturity date closest to the maturity date of the loan.
      (3) The Reinvestment Yield used is the mortgage equivalent of the CBE treasury yield.
      (4) (Mortgage Rate - Reinvestment Yield) x (amount of Principal Prepayment) / 12 used for 120 payments.


                                                                       Page 5/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ADVANCING:               The Master Servicer will be obligated to make advances
                         of scheduled principal and interest payments (excluding balloon payments and Appraisal Reduction Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable. If the Master Servicer fails to make a required Advance, the Trustee or Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS
REPRESENTATIVE:          A Controlling Class Representative will be appointed by
                         a majority of Certificateholders of the Controlling
                         Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The Controlling Class Representative will, subject to certain limitations, be entitled to direct the Special Servicer on how to resolve delinquent or defaulted loans.

SPECIAL SERVICER
FLEXIBILITY:             The Pooling and Servicing Agreement will generally
                         permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) such modification, waiver or amendment will not, subject to certain exceptions:

                               (i)   affect the amount or timing of any
                                     scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                               (ii)  affect the obligation of the related
                                     borrower to pay a Prepayment Premium or
                                     Yield Maintenance Charge or permit a
                                     principal prepayment during the applicable
                                     Lockout Period;

                               (iii) except as expressly provided by the related
                                     Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                               (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

SPECIAL AND                GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC")
MASTER SERVICER:         As of December 31, 1997, GMAC had a total commercial
                         and multifamily mortgage loan servicing portfolio
                         (including loans serviced for its own account and for others) of approximately $40.2 billion.

MINIMUM DENOMINATIONS:

                                    Minimum          Increments
           Classes               Denomination        Thereafter       Delivery
--------------------------------------------------------------------------------
A-1, A-2, A-3, B, C, D, and E       $10,000              $1             DTC
--------------------------------------------------------------------------------
              IO                   $100,000              $1             DTC

DETAILED MONTHLY INVESTOR REPORTING:

                         Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

         Name of Report                             Description (information provided)
---------------------------------------------------------------------------------------------------------------------
     1   Remittance Report                          principal and interest distributions, principal balances
---------------------------------------------------------------------------------------------------------------------
     2   Mortgage Loan Status Report                portfolio stratifications
---------------------------------------------------------------------------------------------------------------------
     3   Comparative Financial Status Report        revenue, NOI, DSCR to the extent available
---------------------------------------------------------------------------------------------------------------------
     4   Delinquent Loan Status Report              listing of delinquent mortgage loans
---------------------------------------------------------------------------------------------------------------------
     5   Historical Loan Modification Report        information on modified mortgage loans
---------------------------------------------------------------------------------------------------------------------
     6   Historical Loss Estimate Report            liquidation proceeds, expenses, and realized losses
---------------------------------------------------------------------------------------------------------------------
     7   REO Status Report                          NOI and value of REO
---------------------------------------------------------------------------------------------------------------------
     8   Watch List                                 listing of loans in jeopardy of becoming Specially Serviced
---------------------------------------------------------------------------------------------------------------------
     9   Loan Payoff Notification Report            listing of loans that have given notice of intent to payoff


                                                                       Page 6/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

        COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

             GENERAL CHARACTERISTICS
================================================
       Characteristics
------------------------------------------------
    Initial Pool Balance      $1,775,167,073
------------------------------------------------
         # of Loans                 261
------------------------------------------------
          Gross WAC               7.603%
------------------------------------------------
        Original WAM             134(mos)
------------------------------------------------
        Remaining WAM            131(mos)
------------------------------------------------
      Avg. Loan Balance         $6,801,406
------------------------------------------------
           WA DSCR                 1.34x
------------------------------------------------
  WA Cut-off Date LTV Ratio        73.2%
------------------------------------------------
        Balloon Loans              62.3%
------------------------------------------------
          ARD Loans                30.1%
================================================

                 PROPERTY TYPES
===============================================
        Property           % of Initial Pool
         Types                  Balance
----------------------------------------------
         Retail                   44.8
----------------------------------------------
      Multifamily                 24.8
----------------------------------------------
         Office                   16.3
----------------------------------------------
         Hotel                     6.3
----------------------------------------------
  Industrial/Warehouse             5.5
----------------------------------------------
      Health Care                  1.3
----------------------------------------------
      Self Storage                 0.6
----------------------------------------------
    Mobile Home Park               0.2
----------------------------------------------
     Parking Garage                0.1
==============================================


DEAL SUMMARY BY PROPERTY TYPE:
-----------------------------------------------------------------------------------------------------------------------------------
                             Aggregate     % of      Average               Rem     WA                    WA
                    # of    Initial Pool  Initial  Initial Pool   Gross    WAM     LTV        WA        Occup.      %          %
Property Type       Loans    Balance ($)    Pool    Balance ($)  WAC (%)  (mos)  Ratio (%)  DSCR (x)  Rate (%)(1)   CA      Balloon
-----------------------------------------------------------------------------------------------------------------------------------
Retail                103    794,883,450    44.8      7,717,315    7.68     130    73.0      1.33        95.9       4.5       25.1
-----------------------------------------------------------------------------------------------------------------------------------
Anchored               64    635,228,678    35.8      9,925,448    7.68     131    73.3      1.32        95.7       3.8       18.0
-----------------------------------------------------------------------------------------------------------------------------------
Unanchored             39    159,654,772     9.0      4,093,712    7.70     126    71.6      1.39        96.5       0.7        7.1
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily            75    440,621,293    24.8      5,874,951    7.42     127    76.9      1.31        94.3       2.0       17.4
-----------------------------------------------------------------------------------------------------------------------------------
Conventional           72    424,398,139    23.9      5,894,419    7.42     127    77.0      1.31        94.3       2.0       16.5
-----------------------------------------------------------------------------------------------------------------------------------
Section 42              3     16,223,153     0.9      5,407,718    7.30     118    75.2      1.24        94.1         -        0.9
-----------------------------------------------------------------------------------------------------------------------------------
Office                 50    289,905,060    16.3      5,798,101    7.67     130    70.4      1.34        96.6       0.8       11.0
-----------------------------------------------------------------------------------------------------------------------------------
Hotel                   9    112,290,555     6.3     12,476,728    7.50     145    71.3      1.52           -         -        4.6
-----------------------------------------------------------------------------------------------------------------------------------
Full Service            4     59,471,100     3.4     14,867,775    7.51     125    72.5      1.47           -         -        3.2
-----------------------------------------------------------------------------------------------------------------------------------
Limited Service         5     52,819,455     3.0     10,563,891    7.50     167    69.9      1.58           -         -        1.4
-----------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse       16     97,954,817     5.5      6,122,176    7.70     153    68.5      1.39        98.3       0.3        2.3
-----------------------------------------------------------------------------------------------------------------------------------
Health Care             3     23,216,532     1.3      7,738,844    7.49     134    75.7      1.46        94.2       0.4        1.3
-----------------------------------------------------------------------------------------------------------------------------------
Assisted Living/        1      9,740,102     0.5      9,740,102    7.66     118    73.8      1.46        93.0         -        0.5
Skilled Nursing
-----------------------------------------------------------------------------------------------------------------------------------
Congregate Care         1      7,481,807     0.4      7,481,807    7.13     118    79.6      1.37       100.0       0.4        0.4
-----------------------------------------------------------------------------------------------------------------------------------
Assisted Living         1      5,994,623     0.3      5,994,623    7.67     179    74.0      1.57        89.0         -        0.3
-----------------------------------------------------------------------------------------------------------------------------------
Self Storage            3     11,147,050     0.6      3,715,683    8.00     116    66.0      1.45        89.4         -        0.6
-----------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        1      2,900,000     0.2      2,900,000    7.11     120    75.3      1.37        96.0         -          -
-----------------------------------------------------------------------------------------------------------------------------------
Parking Garage          1      2,248,317     0.1      2,248,317    7.46     119    72.5      1.36       100.0         -          -
===================================================================================================================================
Total/Avg/Min/Max/    261  1,775,167,073   100.0      6,801,406    7.60     131    73.2      1.34        95.7       8.0       62.3
Wtd.Avg.:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Excluding Hotels.


                                                                       Page 7/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

------------------------------------------------------------------------------------------------------------------------------------
                                          Aggregate       % of        Average          Minimum            Maximum       Gross
     Property            # of            Inital Pool    Initial     Initial Pool     Initial Pool      Initial Pool      WAC
       Type              Loans             Balance        Pool        Balance          Balance            Balance
------------------------------------------------------------------------------------------------------------------------------------
Retail                    103            794,883,450      44.8        7,717,315         664,323          62,467,513      7.68
------------------------------------------------------------------------------------------------------------------------------------
Anchored                   64            635,228,678      35.8        9,925,448       1,455,349          62,467,513      7.68
------------------------------------------------------------------------------------------------------------------------------------
Unanchored                 39            159,654,772       9.0        4,093,712         664,323          11,477,744      7.70
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                75            440,621,293      24.8        5,874,951         958,972          33,180,421      7.42
------------------------------------------------------------------------------------------------------------------------------------
Conventional               72            424,398,139      23.9        5,894,419         958,972          33,180,421      7.42
------------------------------------------------------------------------------------------------------------------------------------
Section 42                  3             16,223,153       0.9        5,407,718       2,038,367          11,986,547      7.30
------------------------------------------------------------------------------------------------------------------------------------
Office                     50            289,905,060      16.3        5,798,101         613,738          31,382,675      7.67
------------------------------------------------------------------------------------------------------------------------------------
Hotel                       9            112,290,555       6.3       12,476,728       2,696,562          20,360,654      7.50
------------------------------------------------------------------------------------------------------------------------------------
Full Service                4             59,471,100       3.4       14,867,775       2,696,562          20,360,654      7.51
------------------------------------------------------------------------------------------------------------------------------------
Limited Service             5             52,819,455       3.0       10,563,891       4,625,654          17,944,805      7.50
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse           16             97,954,817       5.5        6,122,176       1,097,047          17,735,508      7.70
------------------------------------------------------------------------------------------------------------------------------------
Health Care                 3             23,216,532       1.3        7,738,844       5,994,623           9,740,102      7.49
------------------------------------------------------------------------------------------------------------------------------------
Assisted Living/            1              9,740,102       0.5        9,740,102       9,740,102           9,740,102      7.66
Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------
Congregate Care             1              7,481,807       0.4        7,481,807       7,481,807           7,481,807      7.13
------------------------------------------------------------------------------------------------------------------------------------
Assisted Living             1              5,994,623       0.3        5,994,623       5,994,623           5,994,623      7.67
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                3             11,147,050       0.6        3,715,683       1,998,192           4,656,636      8.00
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park            1              2,900,000       0.2        2,900,000       2,900,000           2,900,000      7.11
------------------------------------------------------------------------------------------------------------------------------------
Parking Garage              1              2,248,317       0.1        2,248,317       2,248,317           2,248,317      7.46
====================================================================================================================================
Total/Avg/Min/Max/        261          1,775,167,073     100.0        6,801,406         613,738          62,467,513      7.60
Wtd.Avg.:
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        Min       Max         Min       Max        WA       Min        Max         WA        Min        Max
     Property           WAC       WAC         WAM       WAM       DSCR      DSCR       DSCR        LTV       LTV        LTV
       Type                                                                                       Ratio     Ratio      Ratio
-----------------------------------------------------------------------------------------------------------------------------
Retail                  6.97      9.05         59       360       1.33      1.21       1.82        73.0      50.5       80.0
-----------------------------------------------------------------------------------------------------------------------------
Anchored                6.97      9.05         59       360       1.32      1.21       1.80        73.3      50.5       80.0
-----------------------------------------------------------------------------------------------------------------------------
Unanchored              7.14      8.46         78       229       1.39      1.25       1.82        71.6      55.4       77.8
-----------------------------------------------------------------------------------------------------------------------------
Multifamily             6.98      8.57         58       299       1.31      1.19       1.72        76.9      58.8       80.0
-----------------------------------------------------------------------------------------------------------------------------
Conventional            6.98      8.57         58       299       1.31      1.19       1.72        77.0      58.8       80.0
-----------------------------------------------------------------------------------------------------------------------------
Section 42              7.12      7.36        118       119       1.24      1.22       1.24        75.2      73.5       79.9
-----------------------------------------------------------------------------------------------------------------------------
Office                  7.03      9.17         58       297       1.34      1.24       2.13        70.4      28.0       78.8
-----------------------------------------------------------------------------------------------------------------------------
Hotel                   7.36      7.97        117       275       1.52      1.40       2.05        71.3      54.4       77.4
-----------------------------------------------------------------------------------------------------------------------------
Full Service            7.36      7.97        117       275       1.47      1.40       1.91        72.5      57.4       77.4
-----------------------------------------------------------------------------------------------------------------------------
Limited Service         7.38      7.83        117       239       1.58      1.46       2.05        69.9      54.4       74.8
-----------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse        7.09      8.12         81       239       1.39      1.28       1.74        68.5      55.5       80.0
-----------------------------------------------------------------------------------------------------------------------------
Health Care             7.13      7.67        118       179       1.46      1.37       1.57        75.7      73.8       79.6
-----------------------------------------------------------------------------------------------------------------------------
Assisted Living/        7.66      7.66        118       118       1.46      1.46       1.46        73.8      73.8       73.8
Skilled Nursing
-----------------------------------------------------------------------------------------------------------------------------
Congregate Care         7.13      7.13        118       118       1.37      1.37       1.37        79.6      79.6       79.6
-----------------------------------------------------------------------------------------------------------------------------
Assisted Living         7.67      7.67        179       179       1.57      1.57       1.57        74.0      74.0       74.0
-----------------------------------------------------------------------------------------------------------------------------
Self Storage            7.84      8.17        114       118       1.45      1.33       1.60        66.0      58.2       71.8
-----------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        7.11      7.11        120       120       1.37      1.37       1.37        75.3      75.3       75.3
-----------------------------------------------------------------------------------------------------------------------------
Parking Garage          7.46      7.46        119       119       1.36      1.36       1.36        72.5      72.5       72.5
=============================================================================================================================
Total/Avg/Min/Max/      6.97      9.17         58       360       1.34      1.19       2.13        73.2      28.0       80.0
Wtd.Avg.:
-----------------------------------------------------------------------------------------------------------------------------


                                                                       Page 8/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

                      LOAN SIZE DISTRIBUTION
====================================================================
                                                     % of Initial
     Balance Ranges ($)           # of Loans         Pool Balance
--------------------------------------------------------------------
       613,738 - 2,000,000           30                  2.5
--------------------------------------------------------------------
    2,000,001 - 4,000,000            72                 11.5
--------------------------------------------------------------------
    4,000,001 - 6,000,000            61                 16.9
--------------------------------------------------------------------
     6,000,001 - 8,000,000           27                 10.3
--------------------------------------------------------------------
    8,000,001 - 10,000,000           20                 10.4
--------------------------------------------------------------------
   10,000,001 - 12,000,000           14                  8.9
--------------------------------------------------------------------
   12,000,001 - 14,000,000            9                  6.5
--------------------------------------------------------------------
   14,000,001 - 16,000,000            8                  6.6
--------------------------------------------------------------------
   16,000,001 - 18,000,000            6                  5.8
--------------------------------------------------------------------
   18,000,001 - 20,000,000            8                  8.6
--------------------------------------------------------------------
   20,000,001 - 22,000,000            1                  1.1
--------------------------------------------------------------------
   22,000,001 - 24,000,000            1                  1.3
--------------------------------------------------------------------
   30,000,001 - 32,000,000            1                  1.8
--------------------------------------------------------------------
   32,000,001 - 34,000,000            1                  1.9
--------------------------------------------------------------------
   40,000,001 - 42,000,000            1                  2.4
--------------------------------------------------------------------
   62,000,001 - 62,467,513            1                  3.5
====================================================================

      Minimum Balance:          $   613,738
      Maximum Balance:          $62,467,513
      Average Balance:          $ 6,801,406


            GROSS RATE DISTRIBUTION
===============================================
      Gross Rate              % of Initial

          (%)                 Pool Balance
----------------------------------------------
    6.970 - 6.999%                3.8
----------------------------------------------
    7.000 - 7.249%               14.0
----------------------------------------------
    7.250 - 7.499%               28.7
----------------------------------------------
    7.500 - 7.749%               27.1
----------------------------------------------
    7.750 - 7.999%                9.2
----------------------------------------------
    8.000 - 8.249%                9.2
----------------------------------------------
    8.250 - 8.499%                2.7
----------------------------------------------
    8.500 - 8.749%                2.1
----------------------------------------------
    8.750 - 8.999%                1.8
----------------------------------------------
    9.000 - 9.170%                1.3
==============================================

     Minimum WAC:                 6.970%
     Maximum WAC:                 9.170%
  Weighted Avg. WAC:              7.603%


       REMAINING TERMS TO MATURITY*
==========================================
                           % of Initial
         Months            Pool Balance

------------------------------------------
        49 - 60                 5.2
------------------------------------------
        73 - 84                12.4
------------------------------------------
       109 - 120               58.1
------------------------------------------
       133 - 144                1.1
------------------------------------------
       145 - 156                1.0
------------------------------------------
       169 - 180               13.3
------------------------------------------
       217 - 228                0.1
------------------------------------------
       229 - 240                5.6
------------------------------------------
       265 - 276                0.2
------------------------------------------
       289 - 300                2.5
------------------------------------------
       349 - 360                0.7
==========================================

    Minimum Remaining
     Term to Maturity:           58 months
    Maximum Remaining
     Term to Maturity:          360 months
     Weighted Average
Remaining Term to Maturity:     131 months

* Assumes ARD Loans pay off on their anticipated repayment date.


          REMAINING AMORTIZATION TERM
===============================================
                              % of Initial
         Months               Pool Balance
-----------------------------------------------
        181 - 192                   0.1
-----------------------------------------------
        217 - 228                   0.1
-----------------------------------------------
        229 - 240                   6.2
-----------------------------------------------
        265 - 276                   0.5
-----------------------------------------------
        277 - 288                   0.2
-----------------------------------------------
        289 - 300                  18.4
-----------------------------------------------
        313 - 324                   0.1
-----------------------------------------------
        325 - 336                   0.3
-----------------------------------------------
        349 - 360                  74.1
===============================================

   Minimum Remaining
   Amortization Term:           189 months
   Maximum Remaining
   Amortization Term:           360 months
    Weighted Average
   Amortization Term:           338 months


                                                                       Page 9/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

           DEBT SERVICE COVERAGE RATIOS
================================================
                                % of Initial
      DSCR Ranges (x)           Pool Balance
------------------------------------------------
        1.19 - 1.24                 14.3
------------------------------------------------
        1.25 - 1.29                 26.7
------------------------------------------------
        1.30 - 1.34                 19.1
------------------------------------------------
        1.35 - 1.39                 16.5
------------------------------------------------
        1.40 - 1.44                  6.6
------------------------------------------------
        1.45 - 1.49                  7.9
------------------------------------------------
        1.50 - 1.54                  1.4
------------------------------------------------
        1.55 - 1.59                  2.6
------------------------------------------------
        1.60 - 1.64                  1.1
------------------------------------------------
        1.65 - 1.69                  0.9
------------------------------------------------
        1.70 - 1.74                  0.8
------------------------------------------------
        1.80 - 1.84                  1.3
------------------------------------------------
        1.90 - 1.94                  0.2
------------------------------------------------
        2.05 - 2.14                  0.6
================================================

       Minimum DSCR:                 1.19x
       Maximum DSCR:                 2.13x
   Weighted Average DSCR:            1.34x


                LOAN TO VALUE % (LTV)
====================================================
                                   % of Initial
          LTV Ranges               Pool Balance
----------------------------------------------------
        25.01 - 30.00                   0.2
----------------------------------------------------
        45.01 - 50.00                   0.6
----------------------------------------------------
        50.01 - 55.00                   2.2
----------------------------------------------------
        55.01 - 60.00                   2.7
----------------------------------------------------
        60.01 - 65.00                   2.9
----------------------------------------------------
        65.01 - 70.00                  11.3
----------------------------------------------------
        70.01 - 75.00                  42.2
----------------------------------------------------
        75.01 - 80.00                  37.8
====================================================

         Minimum LTV:                  28.0%
         Maximum LTV:                  80.0%
    Weighted Average LTV:              73.2%


             STATE DISTRIBUTION
=============================================
                           % of Initial
       State               Pool Balance
---------------------------------------------
       Texas                   10.2
---------------------------------------------
      Florida                  9.4
---------------------------------------------
      New York                 8.4
---------------------------------------------
     California                8.0
---------------------------------------------
      Maryland                 5.7
---------------------------------------------
    Pennsylvania               5.7
---------------------------------------------
     Tennessee                 4.9
---------------------------------------------
       Nevada                  4.0
---------------------------------------------
        Ohio                   3.9
---------------------------------------------
    Connecticut                3.6
---------------------------------------------
       Other*                 36.2
=============================================

    * No other state greater than 3.5%.


                                                                      Page 10/10
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS, INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).